UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 10, 2019 (June 28, 2019)

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001‑38388	32‑0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

(216) 898‑2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On and effective July 1, 2019, Victory Capital Holdings, Inc., a Delaware corporation (“Victory,” or the “Company”), completed the acquisition (the “USAA AMCO Acquisition”) of the USAA Asset Management Company (“USAA Adviser”) and the Victory Capital Transfer Agency, Inc., formally known as the USAA Transfer Agency Company d/b/a USAA Shareholder Account Services (together with USAA Adviser, the “USAA Acquired Companies”). The USAA AMCO Acquisition includes USAA’s mutual fund and exchange traded fund businesses and its 529 College Savings Plan (collectively, the “USAA Mutual Fund Business”).

The Company purchased 100% of the outstanding common stock of the USAA Acquired Companies and the USAA Mutual Fund Business for an estimated total purchase price of approximately $954.1 million which consists of $851.3 million of cash paid at closing and $102.8 million for the acquisition date estimated fair value of future cash payments of contingent consideration.

The purchase price is subject to certain post-closing adjustments. A maximum of $150.0 million ($37.5 million per year) in contingent payments is payable based on the annual revenue of USAA Adviser attributable to all “non-managed money”-related AUM in each of the first four years following the closing date.

The purchase price paid in cash at closing was financed using a combination of a new credit agreement (the “2019 Credit Agreement”) and the Company’s balance sheet resources. The 2019 Credit Agreement, dated as of July 1, 2019, was entered into among the Company, as borrower, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent and collateral agent, pursuant to which Victory obtained a seven-year term loan in an aggregate principal amount of $1.1 billion and established a five-year revolving credit facility (which was unfunded as of the closing date) with aggregate commitments of $100.0 million (with a $10.0 million sub-limit for the issuance of letters of credit). Amounts outstanding under the 2019 Credit Agreement bear interest at an annual rate equal to, at the option of the Company, either London Interbank Offered Rate (adjusted for reserves) plus a margin of 3.25% or an alternate base rate plus a margin of 2.25%. In connection with Victory’s entry into the 2019 Credit Agreement, all indebtedness outstanding under the previous credit agreement (the “2018 Credit Agreement”) dated as of February 12, 2018 was repaid. The 2018 Credit Agreement and the credit documents entered in connection therewith were terminated on the closing date.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on July 1, 2019 in order to include the carved out financial statements of the USAA Mutual Fund Business and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Victory and the USAA Acquired Companies would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Victory’s acquisition of the USAA Acquired Companies. Except as described above, all other information in Victory’s Current Report on Form 8-K filed on July 1, 2019 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
•

The audited consolidated financial statements of the USAA Mutual Fund Business, on a carve-out basis, as of and for the years ended December 31, 2018, 2017 and 2016 and the related notes to the financial statements included in Exhibit 99.2, previously filed.

•

The unaudited consolidated financial statements of the USAA Mutual Fund Business, on a carve-out basis, as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and the related notes to the financial statements incorporated herein by reference to Exhibit 99.3 to this Form 8-K/A.

(b)	Pro Forma Financial Information.
•

The unaudited pro forma condensed combined financial statements, and the related notes thereto, of Victory and the USAA Acquired Companies, as of and for the three months ended March 31, 2019 and as of and for the year ended December 31, 2018 incorporated herein by reference to Exhibit 99.4 to this Form 8-K/A.

(d)	Exhibits.

Exhibit
Number		Description
2.1	*

Stock Purchase Agreement, dated as of November 6, 2018, by and among the Company, Seller, and, for certain limited purposes, Seller Parent (filed as Exhibit 2.1 to the Company’s Form 8-K, File No. 001-38388, on  November 9, 2018 and incorporated herein by reference).

2.2	*

Amendment No. 1 to Stock Purchase Agreement, dated as of June 28, 2019, by and among the Company, Seller and Seller Parent (filed as Exhibit 2.2 to the Company’s Form 8-K, File No. 001-38388, on July 1, 2019 and incorporated herein by reference).

10.1	*

2019 Credit Agreement, dated as of July 1, 2019, by and among the Company, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to the Company’s Form 8-K, File No. 001-38388, on July 1, 2019 and incorporated herein by reference).

23.1		Consent of Ernst & Young LLP.
99.1	*	Press Release, dated July 1, 2019 (filed as Exhibit 99.1 to the Company’s Form 8-K, File No. 001-38388, on July 1, 2019 and incorporated herein by reference).
99.2	*

Audited consolidated financial statements of the USAA Mutual Fund Business, on a carve-out basis, as of and for the years ended December 31, 2018, 2017 and 2016 (filed as Exhibit 99.1 to the Company’s Form 8-K, File No. 001-38388, on May 21, 2019 and incorporated herein by reference).

99.3		Unaudited consolidated financial statements of the USAA Mutual Fund Business, on a carve-out basis, as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.4

Unaudited pro forma condensed combined financial statements, and the related notes thereto, of Victory and the USAA Acquired Companies as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018.

*  Previously filed

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: September 10, 2019	By:	/s/ Michael D. Policarpo
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer